UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2014

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 3, 2014, SolarCity Corporation (“SolarCity” or the “Company”) issued a press release regarding certain of its financial results for the fourth quarter and fiscal year ended December 31, 2013. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

(a) On February 27, 2014, the board of directors of SolarCity and management of the Company concluded, after discussion with SolarCity’s independent registered public accounting firm, Ernst & Young LLP, that the consolidated financial statements as of December 31, 2012 and for the year then ended included in SolarCity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and the consolidated financial statements included in the Quarterly Reports on Forms 10-Q for the periods ended March 31, 2012, June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, should no longer be relied upon as a result of an error in the allocation of overhead expenses. As a result, SolarCity will recognize a downward adjustment of assets related to solar energy systems leased and to be leased and an upward adjustment to the costs of solar energy system sales in the periods mentioned above.

The impact of the related restatements of the Company’s previously filed consolidated statements of operations and balance sheets for the first three quarters of 2012, the 2012 fiscal year, and the first three quarters of 2013 will be explained in the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which the Company anticipates to be filed on or before March 18, 2014. SolarCity is currently evaluating the materiality of this error on its consolidated financial statements as of December 31, 2011 and for the year then ended, and the impact on its assessment of internal control over financial reporting.

Item 8.01	Other Events.

On March 3, 2014, SolarCity issued a press release announcing a delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the expected restatement of its 2012 consolidated financial statements. As a result of this delay, the Company will file a Form 12b-25 with the Securities and Exchange Commission, which provides an additional fifteen (15) calendar days to timely file the Annual Report. SolarCity will host a conference call at 8:00 a.m. Eastern Time (5 a.m. Pacific Time) on Monday, March 3, 2014 to discuss the matter. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release issued on March 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

By:	/s/ Lyndon R. Rive
Lyndon R. Rive Chief Executive Officer

Date: March 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on March 3, 2014.